Commitments, Contingent Liabilities and Litigation	12 Months Ended
Jun. 30, 2011
Commitments, Contingent Liabilities and Litigation
Commitments, Contingent Liabilities and Litigation

10. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION

Commitments

The future minimum rental payments for operating leases having initial or remaining non-cancelable lease terms in excess of one year at June 30, 2011 are:

(in millions)	2012	2013	2014	2015	2016	Thereafter	Total
Minimum rental payments	$72.2	$58.4	$38.3	$27.4	$19.2	$39.3	$254.8

Rental expense relating to operating leases was $78.8 million, $80.3 million and $84.7 million in fiscal 2011, 2010 and 2009, respectively. Sublease rental income was not material for any period presented herein.

Legal Proceedings

We become involved from time-to-time in litigation and regulatory matters incidental to our business, including governmental investigations, enforcement actions, personal injury claims, employment matters, commercial disputes, intellectual property matters, disputes regarding environmental clean-up costs, litigation in connection with acquisitions and divestitures, and other matters arising out of the normal conduct of our business. We intend to vigorously defend ourselves in such litigation. We do not believe that the outcome of any pending litigation will have a material adverse effect on the consolidated financial statements.

Occasionally, we may suspect that products we manufacture, market or distribute do not meet product specifications, published standards or regulatory requirements. In such circumstances, we investigate and take appropriate corrective action. Such actions can lead to product recalls, costs to repair or replace affected products, temporary interruptions in product sales, and action by regulators.

We accrue for contingencies related to litigation and regulatory matters. We accrue an estimated loss contingency in our consolidated financial statements if it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated. Because litigation is inherently unpredictable and unfavorable resolutions can occur, assessing contingencies is highly subjective and requires judgments about future events. We regularly review contingencies to determine whether our accruals are adequate. The amount of ultimate loss may differ from these estimates.

We recognize income from the favorable outcome of litigation when we receive the associated cash or assets.

We recognize estimated loss contingencies for litigation and regulatory matters and income from favorable resolution of litigation in litigation (recoveries)/charges, net in our consolidated statements of earnings.

Insurance Proceeds

In fiscal 2010, we recognized $27.2 million of income related to insurance proceeds released from escrow following the resolution of previously disclosed and settled securities and derivative litigation against certain of our directors and officers. This amount is comprised of $25.7 million received from directors' and officers' insurance policies recognized in litigation (recoveries)/charges, net and $1.5 million of accrued interest income recognized in interest expense, net.

Antitrust Litigation Proceeds

In fiscal 2010, we recognized $40.8 million of income resulting from settlement of a class action antitrust claim in which we were a class member. This amount is recognized in litigation (recoveries)/charges, net.

Income Taxes

See Note 9 for discussion of contingencies related to our income taxes.